MAINSTAY VP FUNDS TRUST

MainStay VP Balanced Portfolio

MainStay VP Bond Portfolio

MainStay VP Indexed Bond Portfolio

(the “Portfolios”)

Supplement dated March 3, 2023 (“Supplement”) to the Summary Prospectuses, Prospectus, and

Statement of Additional Information, each dated May 1, 2022, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and Statement of Additional Information.

Effective on or about June 30, 2023, AJ Rzad will no longer serve as a portfolio manager for the Portfolios. All references to Mr. Rzad will be deleted in their entirety at that time. Except for this change, each Portfolio’s portfolio management team will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.